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                                                                   EXHIBIT 10.15


                        GRANITE BROADCASTING CORPORATION
                             MANAGEMENT STOCK PLAN

                        AS AMENDED THROUGH JULY 24, 1996

1.  PURPOSE.

    The purpose of this plan is to keep senior executives of experience and ability in the employ of Granite Broadcasting Corporation and to compensate them for their contributions to the growth and profits of the Company and its Subsidiaries and thereby induce them to continue to make such contributions in the future.

2.  DEFINITIONS.

    For purposes of this Plan, the following terms will have the definitions set forth below:

    (A) "COMPANY".  Granite Broadcasting Corporation.

    (B) "SUBSIDIARY" OR "SUBSIDIARIES". A corporation or corporations of which the Company owns, directly or indirectly, shares having a majority of the ordinary voting power for the election of directors.

    (C) "BOARD".  The Company's Board of Directors.

    (D) "COMMITTEE". The Management Stock Plan Committee as appointed from time to time by the Board, consisting of not less than two members of the Board. No member of the Board shall be eligible to become a member of the Committee if, at any time during the one-year period preceding the date of his appointment, he has been granted (and, during the period of his service on the Committee, no member shall be granted) equity securities pursuant to any plan of the Company or its affiliates, other than pursuant to a formula plan, an ongoing securities acquisition plan having broad-based employee participation, or a plan permitting directors to receive directors' fees in cash or stock.

   (E) "EFFECTIVE DATE".  This Plan is effective as of April 27, 1993.

   (F) "PLAN".  The Granite Broadcasting Corporation Management Stock Plan.

   (G) "BONUS SHARES". The shares of Common Stock (Nonvoting) of the Company reserved pursuant to Section 3 hereof and any such shares issued to a Recipient pursuant to this Plan.
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   (H) "RECIPIENT". An employee of the Company or a Subsidiary to whom shares are allocated under this Plan.

3.  BONUS SHARE RESERVE.

    (A) BONUS SHARE RESERVE. The Company will establish a Bonus Share reserve to which will be credited 750,000 shares of the Common Stock (Nonvoting) of the Company, par value $.01 per share. Should such shares, due to a stock split or stock dividend or combination of shares or any other change, or exchange for other securities, by reclassification, reorganization, merger, consolidation, recapitalization or otherwise, be increased or decreased or changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company or of another corporation, the number of shares then remaining in the Bonus Share reserve shall be appropriately adjusted to reflect such action. If any such adjustment results in a fractional share, the fraction shall be disregarded.

    (B) ADJUSTMENTS TO RESERVE. Upon the allocation of shares hereunder, the reserve will be reduced by the number of shares so allocated and, upon the forfeiture of any previously allocated shares, the reserve shall be increased by such number of shares, and such Bonus Shares may again be the subject of allocations hereunder.

    (C) ISSUANCE OF BONUS SHARES OR CASH. Distributions of Bonus Shares, as the Committee shall in its sole discretion determine, may be made from authorized but unissued shares or from treasury shares. All authorized and unissued shares issued as Bonus Shares in accordance with the Plan shall be fully paid and non-assessable shares and free from preemptive rights. The Committee, in its sole discretion, shall determine the method of payment of Bonus Shares to each Recipient, which may consist of cash, shares of Common Stock (Nonvoting), or a combination of the two. Any such cash payment shall be made to the Recipient as of the date on which the Bonus Share award vested, and shall be equal to the fair market value of the Bonus Shares on such vesting date multiplied by the part of the Bonus Share award that is being settled in cash.

4.  ELIGIBILITY AND MAKING OF ALLOCATIONS.


    (A) ELIGIBLE EMPLOYEES. Any salaried executive employee of the Company or any Subsidiary (including officers and directors, except for persons serving as directors only) shall be eligible to receive an allocation of Bonus Shares pursuant to the Plan.

    (B) SELECTION BY THE COMMITTEE. From the employees eligible to receive allocations pursuant to the Plan, the Committee may from time to time select those employees to whom to make allocations and the number of Bonus Shares that should be allocated to each such individual. In selecting those employees to whom to allocate Bonus

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Shares and in determining the number of Bonus Shares to allocate, the Committee shall consider the position and responsibilities of the eligible employees, the value of their services to the Company and its Subsidiaries and such other factors as the Committee deems pertinent.

    (C) PARTICIPATION IN STOCK OPTION PLANS. A person who has received options to purchase stock under any stock option plan of the Company or a Subsidiary may exercise the same in accordance with their terms, and will not by reason thereof be ineligible to receive Bonus Shares under this Plan.

    (D) LIMIT ON NUMBER OF ALLOCABLE SHARES. The total number of Bonus Shares which may be allocated pursuant to this Plan shall not exceed the amount available therefor in the Bonus Share reserve.

5.  FORM OF ALLOCATIONS.

    (A) NUMBER AND DATE SPECIFIED. Each allocation shall specify the number of Bonus Shares subject thereto, the date or dates as of which such shares shall be issued to the Recipient, and the number of shares to be issued on each such date or dates.

    (B) FORFEITURE/VESTING ON TERMINATION. If an employee terminates employment with the Company or its Subsidiaries for any reason (other than death or disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended), any shares allocated to such employee that were to be issued as of a date following his date of termination shall be forfeited. If an employee terminates employment with the Company or its Subsidiaries due to death or disability (as defined above), all outstanding Bonus Shares (whenever originally granted) of such employee shall vest as of the date of death or termination of employment due to disability.

    (C) NOTICE. When an allocation is made, the Committee shall advise the Recipient and the Company thereof by delivery of written notice.

6. INVESTMENT PURPOSE. The Company may require that, in acquiring any Bonus Shares, the Recipient agree with, and represent to, the Company, in writing, that the Recipient is acquiring such Bonus Shares for the purpose of investment and with no present intent to transfer, sell, or otherwise dispose of such shares except for such distribution by a legal representative as shall be required by will or the laws of any jurisdiction in winding up the estate of any Recipient. Such shares shall be transferable thereafter only if the proposed transfer is permitted under the Plan and if, in the opinion of counsel (who shall be satisfactory to the Company), such transfer at such time complies with applicable securities laws.

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7.  ISSUANCE.  After the recipient satisfies the requirements of Section 6,
Bonus Shares (and/or, in the Committee's discretion, cash) shall be promptly issued to the Recipient. The Recipient shall not be required to make any payment to the Company upon the allocation or issuance of the Bonus Shares, except that the Company shall withhold all amounts required to be withheld by law in respect of federal, state and local taxes, social security payments and the like.

8.  FINALITY OF DETERMINATION.

    The Committee shall have the full power, discretion, and authority to administer this Plan and construe its provisions. Any determination by the Committee in carrying out, administering, or construing this Plan shall be final and binding for all purposes and upon all interested persons and their heirs, successors, and personal representatives.

9.  LIMITATIONS.

    (A) NO RIGHT TO ALLOCATION. No person will at any time have any right to receive an allocation of Bonus Shares hereunder and no person will have authority to enter into an agreement for the making of an allocation or to make any representation or warranty with respect thereto.

    (B) RIGHTS OF RECIPIENTS. Recipients of allocations will have no rights in respect thereof other than those set forth in the Plan and such rights may not be assigned or transferred. Before issuance of Bonus Shares, no such shares will be earmarked for the Recipients' accounts nor will such Recipients have any rights as stockholders with respect to such shares.

    (C) NO RIGHT TO CONTINUED EMPLOYMENT. Neither the Company's action in establishing the Plan, nor any action taken by it or by the Board or the Committee under the Plan, nor any provision of the Plan, will be construed as giving to any person the right to be retained in the employ of the Company or any Subsidiary.

    (D) LIMITATION ON ACTIONS. Every right of action by or on behalf of the Company or by any shareholder against any past, present, or future member of the Board, the Committee, or any officer or employee of the Company arising out of or in connection with this Plan shall, regardless of the place where the action may be brought and regardless of the place of residence of such director, committee member, officer or employee, cease and be barred by the expiration of three years from the later of:

        (i) the date of the act or omission in respect of which such right of action arises or

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       (ii) the first date upon which there has been made generally available to shareholders an annual report of the Company and a proxy statement for the annual meeting of shareholders following the issuance of such annual report, which annual report and proxy statement alone or together set forth, for the related period, the amount of the allocations.

     In addition, any and all rights of action by any employee (past, present or future) against the Company or any member of the Committee arising out of or in connection with this Plan will, regardless of the place where the action may be brought and regardless of the place of residence of any Committee member, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action arises.

10.  AMENDMENT, SUSPENSION OR TERMINATION OF PLAN.

     The Board may amend, suspend or terminate the Plan in whole or in part at any time; provided that such amendment will not affect adversely rights or obligations with respect to allocations previously made; and provided further, that no modification of the Plan by the Board without approval of the stockholders will (i) increase the maximum number of Bonus shares reserved pursuant to Section 3; (ii) change the provisions of Section 4 with respect to the total number of Bonus Shares that may be allocated under the Plan; or (iii) render any member of the Committee eligible to receive an allocation at any time while he is serving on the Committee.

11.  GOVERNING LAW.

     The Plan will be governed by the laws of the State of New York.

12.  EXPENSES OF ADMINISTRATION.

     All costs and expenses incurred in the operation and administration of this Plan will be borne by the Company.

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